UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2006

eMagin Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24757	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10500 N.E. 8th Street, Suite 1400, Bellevue, WA 98004
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (425)-749-3600

Copies to:
Richard A. Friedman, Esq.
Eric A. Pinero, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported by eMagin Corporation ("eMagin" or the "Company") in its Current Report on Form 8-K filed with the SEC on July 25, 2006, the Company entered into several Note Purchase Agreements (the “Purchase Agreements”) on July 21, 2006 to sell to certain qualified institutional buyers and accredited investors up to $5,970,000 in principal amount 6% Senior Secured Convertible Notes Due 2007-2008, together with warrants to purchase 16,073,067 shares of the Company’s common stock. Under the Purchase Agreements, the investors have the right to designate two persons to serve on the Company’s Board of Directors. In addition, as previously reported by the Company in its Current Report on Form 8-K filed with the SEC on August 18, 2006, the Board of Directors appointed Dr. Radu Auf der Heyde as a director, the first of two directors which the investors have the right to designate to the Company’s Board.

Effective as of November 27, 2006, the Board of Directors appointed Mr. David M. Gottfried as a director of the Company, the second of two directors which the investors have the right to designate to the Company’s Board. Mr. Gottfried does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. Furthermore, since September 30, 2006 Mr. Gottfried has never entered into a transaction, nor is there any proposed transaction, between Mr. Gottfried and the Company. With the election of Mr. Gottfried, the Company’s Board of Directors now consists of 10 members.

Mr. Gottfried is a private investor with a 20-year track record of success, specializing in emerging technologies with particular focus on the communications and semiconductor markets. He attended Antioch College from 1978 to 1980 and Cornell University from 1980 to 1981.

On November 28, 2006, the Company issued a press release announcing the appointment of Mr. Gottfried to the Board of Directors. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

 In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
99.1	Press Release of eMagin Corporation dated as of November 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eMagin Corporation

Date: November 28, 2006	By:	/s/ John Atherly
John Atherly
Chief Financial Officer